Exhibit 10.02

Date:

Lessee Name:

Street Address:

City, State, Zip:

Thank you for choosing to do business with Expedition Holdings, Inc. Kindly have the enclosed documents (including the following) completed and mailed to 23110 State Rd 54 #346, Lutz, FL 33549 or faxed to (813) 283-0388:

LEASE AGREEMENT SIGNED BY AN AUTHORIZED OFFICER OR OWNER IF YOU ARE A SOLE PROPRIETORSHIP AND WITNESSES WHERE REQUIRED, PRINTED NAME AND TITLE AFFIXED, FEDERAL TAX ID NUMBER REFERENCED WITH EACH PAGE OF THE TERMS AND CONDITIONS INITIALED.

An executed copy of each of the lease documents attached or enclosed. If mailing, please include the signed copy of your advance fees check (if applicable). If you are sending by fax, please fax a copy of the completed check and ensure that the signor’s name is printed below the signature (in such a case, we do not need the check mailed to us).

A business check with your legal name in the amount of $                     for advance payments, documentation fees, and other monies owed. If you would like us to process the check electronically, please mail/fax a copy of the completed and signed check with the signor’s name and title printed below the signature and confirm your authorization by signing below:

For the purpose of expediting the commencement of the transaction contemplated by the enclosed documents, you hereby grant us and our agent the right to, at our option, process any check received from you electronically by transmitting the amount of the check, the routing number, account number, check serial number and other information appearing on the check to our bank. If we choose to utilize this option, by submitting a check (in original or copy form) for payment, you authorize us and our agent to process such payment through Automated Clearing House (“ACH”) Network electronic fund transfer transactions and initiate an ACH debit from your bank account. If you have sent us a copy of the check for electronic processing, you should retain the original check for your records. If you have sent us an original check that we or our agent have/has processed electronically, we will stamp the original check “paid” and will at your request, return or destroy the stamped check.

Please Sign Here >>>>>>

Please provide us with a copy of your Tax Exempt Certificate (if applicable).

Expedition Holdings, Inc., will REQUIRE proof of insurance coverage on the leased equipment.

Please forward this checklist to your property and liability insurance company or companies.

The following information must be referenced in the Certificate of Insurance:

1.	Specify equipment location as follows:

2.	Single limit public liability damage insurance of not less than $500,000.00 per occurrence naming lessee as insured and Expedition Holdings, Inc. as additional insured.

3.	Actual cash value all risk insurance in the amount of $ , naming as Loss Payee and Additional Insured.

4.	The Certificate Holder must read as follows:

Expedition Holdings, Inc., its successors and assigns, 23110 State Rd 54 #346, Lutz, FL 33549

Please mail or fax your documentation to the following:

Expedition Holdings, Inc.

23110 State Rd 54 #346

Lutz, FL 33549

Fax: (813) 283-0388

Please do not hesitate to contact us at (813) 283-0380 with any questions you may have. Please reference any questions with your lease number.

Lease Agreement

Lease Number

Lessee Name:

Trade/DBA Name:

Address:

City, State, Zip:

Contact:

Equipment Address:

Schedule of Equipment:
Qty	Description and Serial Number	Total Cost

Schedule of Rental Payments:
Lease Term	Total Number of	Amount of Each Rental	Advance Payment	End of Lease
(in Months)	Rental Payments	Payment (Plus Taxes)	(Plus Taxes)	Purchase Option

Important Notice: We have written this Lease in plain language because we want you to understand its terms. Please read this Lease carefully. The words “you” and “your” mean the Lessee named below. The words “we”, “us” and “our” refer to the Lessor named below. BY SIGNING THIS LEASE, YOU AGREE TO THE TERMS ON THE FRONT AND REVERSE SIDES OR SUBSEQUENT PAGES, INCLUDING ALL TERMS AND CONDITIONS. THIS LEASE IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN YOU AND US. YOU CERTIFY THAT ALL THE INFORMATION CONTAINED IN THIS LEASE AND YOUR APPLICATION IS CORRECT AND COMPLETE. THIS LEASE IS NOT BINDING UPON US UNTIL WE SIGN IT.

Execution and Delivery of Lease: This Lease will be created and evidenced as follows (i) we will deliver to you (at the email, facsimile or business address you provide to us ) an electronic (email or facsimile) or paper version of each document to be signed by you, including this Lease and any exhibits or related documents (each, a “Document”), (ii) you will print (if applicable) and manually sign the signature page of each such Document and deliver to us by facsimile or other means the signed signature page; (iii) we will manually sign each signature page do delivered by you (if the Document requires your signature); and (iv) we will attach each fully signed signature page to a printed paper copy of the applicable Document. By so signing and transmitting a Document to us, you confirm your intent to sign such Document and accept its terms. You acknowledge that we are relying upon your promise that you have not modified the Document sent to you for signature. We both intend that each Document produced by this process which contains our original manual signature shall be for all purposes (including perfection of security interests and admissibility of evidence) the sole original authenticated Document. We will promptly send you a copy of each fully signed Document and will retain each original authenticated Document, which will be conclusively presumed to be identical to the version signed by you unless you deliver specific written objections thereto within three (3) business days after receipt of such copy.

LESSOR:	Expedition Holdings, Inc.	LESSEE:
By:		Signature:
Name:	Jerry Keller, President	Name:
Date:		Date:
FEI #:

Unconditional Personal: In consideration of Lessor entering into the above Lease in reliance on this Guarantee, the undersigned, jointly and severally, if more than one, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, to Lessor, its successors and assigns, the prompt payment and performance of all obligations of Lessee under the Lease, whether such obligations are now or hereafter existing. The undersigned agrees that (a) this is an absolute, unconditional and continuing guarantee of payment and not of collection and that Lessor can proceed directly against the undersigned without disposing of any security or seeking to collect from Lessee under the Lease, (b) the undersigned waives all defenses and notices including those of protest, presentment and demand, (c Lessor may renew, extend or otherwise change the terms of the Lease without notice to the undersigned and the undersigned will be bound by such changes, and (d) the undersigned will pay all of Lessor’s costs of enforcement and collection. This Guarantee survives the bankruptcy of Lessee and binds the undersigned’s administrators, successors and assigns. The undersigned’s obligations under this guarantee continue even if Lessee becomes insolvent or bankrupt or is discharged from bankruptcy and the undersigned agrees not to be repaid by Lessee in the event the undersigned must pay Lessor. THIS GUARANTEE WILL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA. EACH OF THE UNDERSIGNED AGREES TO JURISDICTION AND VENUE IN THE STATE OF FLORIDA, COUNTY OF HILLSBOROUGH. Each of the undersigned authorizes Lessor to conduct an investigation of his/her/its credit history and directs his/her/its creditors (including banks, leasing companies and trade suppliers) to release information regarding his/her/its credit to Lessor, it successors and assigns. Each of the undersigned authorizes Lessor to release all information that Lessor may possess about him/her/it to any prospective purchaser of the Lease.

Guarantor:	Guarantor:
Signature:	Signature:
Printed Name:	Printed Name:
SSN #	SSN #

Terms and Conditions

1. COMMENCEMENT OF LEASE; RENTAL PAYMENTS. You agree to lease from us the Equipment described in this Lease and remit to us Rental Payments (and applicable taxes) for the full Lease Term. Rental Payments will include any freight, delivery, installation and other expenses we finance on your behalf at your request. When you receive the Equipment, you agree to inspect it and to verifier by telephone such information as we may require or, at our request, send us a written certificate of acceptance. We do not have to accept this Lease and we are not obligated to purchase a unit of Equipment from Supplier or lease a unit of Equipment to you unless on or before the Last Funding Date indicated on the cover page of this Lease (which is the date the credit approval for this Lease expires): (a) we have received all required documentation in satisfactory form and substance, (b) you have accepted the Equipment in accordance with the terms set forth below, (c) we have received any required Advance Payment, (d) no material adverse change in your business, operations or financial condition occurs, and (e) no Event of Default as described in Section 10 occurs and is then continuing. If we do not accept this Lease, we will return to you any Advance Payment. If all the conditions precedent set forth above have been met and we have accepted this Lease, the Lease Term begins on the date you accept the Equipment (the “Lease Commencement Date”). ONCE WE ACCEPT THIS LEASE, YOU MAY NOT CANCEL IT DURING THE LEASE TERM. If the Lease Commencement Date is not the first or the fifteenth day of any calendar month (a “Payment Date”), the Lease Term will be extended by the number of days between the Lease Commencement Date and the Payment Date which first occurs after the Lease Commencement Date, and your first payment will be increased by 1/30th of the monthly Rental Payment multiplied by the number of days elapsed from the Lease Commencement Date to the day immediately preceding the first Payment Date after the Lease Commencement Date. You authorize us to change the Rental Payment by not more than 15% due to changes in the Equipment configuration or other factors affecting Equipment Cost which may occur prior to our acceptance of this Lease. We will advise you of the due date of each Rental Payment and the address to which you must send your payments, but our failure to so advise you will not release you of your obligations under this Lease. Rental Payments are due whether or not you receive an invoice. Unless otherwise required by applicable law, we are not required to refund any Rental Payment, pay any interest on any Advance Payment, or keep any Advance Payment in a separate account. We may apply the Advance Payment to any amount you owe us under this Lease. Lease Rate Factor: Your periodic Rental Payments are calculated using a lease rate factor (the “Lease Rate Factor”). The Lease Rate Factor is calculated, in part, using an interest rate based on the interest rate for swaps (the “Swap Rate”) that most closely approximates the initial term of this Lease as published in the Federal Reserve Statistical Release H.15 available at http://www.federalreserve.gov/releases/hl5/uodate on or about the date this Lease is prepared by us (the “Initial Rate Date”). The Lease Rate Factor and your periodic Rental Payments may be adjusted if the Swap Rate as reported four (4) business days prior to acceptance of the Equipment is different than the Swap Rate as reported on the Initial Rate Date. We will notify you if the Lease Rate Factor changes. Notwithstanding the foregoing, if this is a Stated Purchase Option Lease and the Lease Rate Factor is provided to you on or before December 31” of any calendar year, but the Lease Commencement Date is on or after January 1st of the following calendar year, then the Lease Rate Factor and your periodic rental payment will be adjusted to preserve our tax economic yields and cash flows and we will notify you of any such adjustments.

2. TAXES. You agree to pay us, when invoiced, all sales and use taxes and other similar charges imposed relative to this Lease, the Rental Payments or the Equipment. If the Purchase Option amount is $1.00 (a “Dollar Purchase Option”), you agree to file any required personal property tax returns and if we ask, provide us with proof of payment. If the Purchase Option amount is other than $1.00 (a ‘Stated Purchase Option”), you agree at our option to either (a) reimburse us for all personal property taxes which we may be required to pay as the owner of the Equipment or (b) remit to us each month our estimate of the monthly equivalent of the annual personal property taxes to be assessed. If an increase in the federal corporate income tax rate or a change in the “accelerated cost recovery deductions” allowed by the Internal Revenue Code of 1986, as amended, adversely affects our after-tax earnings on this Lease, we may increase the Rental Payments to offset such adverse effect and a change in the Rental Payments is effective on the effective date of such increase.

3. NET LEASE. THIS LEASE IS A NET LEASE AND YOUR PAYMENT OBLIGATIONS HEREUNDER ARE ABSOLUTE AND UNCONDITIONAL AND ARE NOT SUBJECT TO CANCELLATION, ABATEMENT, REDUCTION, RECOUPMENT, DEFENSE OR SETOFF FOR ANY REASON WHATSOEVER

4. OWNERSHIP. If this Lease provides for a Dollar Purchase Option, you will have title to the Equipment and will be deemed to be the owner of the Equipment and will be entitled to all tax benefits. If this Lease provides for a Stated Purchase Option, we will have title to the Equipment unless and until you exercise any Purchase Option available to you at the end of the Lease Term. To secure your obligations to us under this Lease, you grant us a first priority security interest in the Equipment and all related proceeds. You irrevocably grant us the power to prepare, sign on your behalf (if applicable), and file, electronically or otherwise, a financing statement and any amendment thereto or continuation thereof relating to the Equipment, and containing any other information required by the applicable Uniform Commercial Code. At our request, you will attach identifying labels supplied by us showing our interest in a prominent position on each unit of Equipment.

5. MAINTENANCE. You will, at your own expense, (a) keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted, free of all claims, liens and encumbrances of any kind or nature, (b) not move the Equipment from the Equipment Location without our prior written consent, (c) use the Equipment solely for commercial purposes in the manner for which it is intended and in compliance with all applicable laws and manufacturer requirements or recommendations, (d) perform all service and maintenance requirements described in the operator’s and instrument manuals provided by the manufacturer or Supplier and keep the Equipment eligible for any manufacturer’s warranty certification, and (e) give us reasonable access to inspect the Equipment and its maintenance and other records. All additions, upgrades, replacement parts and attachments will become part of the Equipment unless they can be easily removed without damage to the original Equipment You will not attach any of the Equipment to any real estate. Upon our reasonable request and at your cost, you will get each person with an interest in the real estate where the Equipment is located to waive any rights they may have in the Equipment.

6. DISCLAIMER OF WARRANTIES. You have selected the Equipment. You acknowledge that the Supplier, the manufacturer of the Equipment and their respective representatives are not our agents and are not authorized to modify the terms of this Lease. You are aware of the name of the manufacturer or Supplier of each item of Equipment and you will contact the manufacturer or Supplier for a description of your warranty rights. You agree to settle any dispute you may have regarding performance of the Equipment with the manufacturer or Supplier of the Equipment. WE ARE LEASING THE EQUIPMENT TO YOU “AS-IS”. WE HAVE NOT MADE AND DO NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS OR WARRANTIES REGARDING THE EQUIPMENT INCLUDING, WITHOUT LIMITATION, ITS DESIGN, MERCHANTABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE. WE SHALL HAVE NO LIABILITY TO YOU OR ANY THIRD PARTY FOR ANY DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES RELATING TO THE EQUIPMENT OR THIS LEASE. WE WILL NOT BE LIABLE FOR SPECIFIC PERFORMANCE OF THIS LEASE OR FOR ANY LOSSES, DAMAGES, DELAY OR FAILURE TO DELIVER THE EQUIPMENT. THIS LEASE CONSTITUTES A “FINANCE LEASE” AS DEFINED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. You agree to waive all rights and remedies conferred upon a lessee by Article 2A (Sections 508-522) of the Uniform Commercial Code. To the extent permitted by applicable law, you also hereby waive any rights now or hereafter conferred by statute or otherwise that may limit or modify any of our rights or remedies under this Lease, including any rights you may have which require us to (a) sell any Equipment to mitigate damages or (b) provide you with notices of default, intent to accelerate amounts becoming due or acceleration of such amounts. If you signed a purchase order for the Equipment, you assign to us, without further action on your or our part, all of your rights but none of your obligations with respect to the Equipment and any proceeds thereof and agree to, upon our request, obtain consent from the manufacturer or Supplier of Equipment with respect to such assignment. Unless you are in default under this Lease, you may at your own expense enforce all warranties and other rights directly against the manufacturer.

7. INDEMNITY. You axe responsible for, and agree to defend and indemnity us against, all losses, damages, claims, injuries and attorneys’ fees incurred or asserted by any person that relate to the Equipment. We reserve the right to control the defense and to select or approve defense counsel. This indemnity survives the expiration or termination of this Lease. If this Lease provides for a Stated Purchase Option, you agree that it was entered into on the assumption that we will be entitled to certain tax benefits available to the owner of the Equipment, and you agree to indemnity us for the loss of any income tax benefits caused by your acts or omissions.

8. LOSS OR DAMAGE. If any item of Equipment is lost, stolen or damaged, you will (and Rental Payments will continue to accrue without abatement until you), at your option and cost, either (a) repair the item or replace the item with a comparable item reasonably acceptable to us, or (b) pay us a sum equal to (I) all Rental Payments and other amounts then due and payable under this Lease, and (2) the present value of (i) all Rental Payments to become due during the remainder of the Lease Term, and (ii) the Purchase Option amount set forth in this Lease, each discounted at (x) 6% per annum if this Lease provides for a Stated Purchase Option, (y) the lease charge rate (as determined pursuant to Section 16) if this Lease provides for a Dollar Purchase Option, or (z) if such applicable rate is not permitted by law, then at the lowest rate permitted by law (collectively referred to as the “Net 1300k Value”). We will then transfer to you all our right, title and interest in the Equipment “AS-IS, WHERE-IS” WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER Insurance proceeds will be applied toward repair or replacement of the Equipment or payment hereunder, as applicable.

9. INSURANCE. You are responsible for loss and damage to the Equipment from any cause whatsoever on and after delivery thereof. You agree, at your cost to: (a) keep the Equipment insured against all risks of physical loss or damage for its full replacement value, naming us as loss payee; and (b) maintain public liability insurance, covering personal injury and property damage in such amount as we require, naming us as additional insured. Prior to commencement of this Lease and at any time upon our request, you must provide us with evidence of an occurrence type insurance policy covering such risks and liabilities issued by an insurance carrier acceptable to us. The policy must provide us with not less than 15 days’ prior written notice of cancellation, non-renewal or amendment, and must provide deductible amounts acceptable to us.

Terms and Conditions

10. DEFAULT. An Event of Default will occur if: (a) we do not receive any Rental Payment or other payment within 10 days of its due date, (b) you or any guarantor of your obligations under this Lease (“Guarantor”) do not perform any of your or any Guarantor’s other obligations under this Lease or such Guarantor’s guaranty, and such failure continues for 10 days after we notify you of it, (c) any representation you have made in this Lease or any Guarantor has made in its guaranty shall prove to have been false or misleading in any material respect (d) you or any Guarantor become insolvent, are liquidated or dissolved, merge, transfer substantially all of your or its stock or assets, stop doing business or assign your or its rights or property for the benefit of creditors, (e) a petition is filed by or against you or any Guarantor under any bankruptcy or insolvency law, (t) if you are a sole proprietorship, you die or have a guardian appointed, (g) any Guarantor dies or has a guardian appointed, or (h) you default on any other agreement between you and us (or our affiliates).

11. REMEDIES. If an Event of Default occurs, we may, in our sole discretion, do any or all of the following: (a) cancel or otherwise terminate this Lease or any other Lease or agreement between you and us, (b) require you to immediately pay us, as compensation for loss of our bargain and not as a penalty, a sum equal to the Net Book Value, (c) require you to return the Equipment in accordance with Section 13, (d) repossess the Equipment without court order and you will not make any claims against us (Or our agent) for damages or trespass or any other reason if we take such action, and (e) exercise any other right or remedy available at law or in equity. You agree to pay all of our costs of enforcing our rights against you, including attorneys’ fees. We may, but will have no obligation to, sell or otherwise dispose of the Equipment, with or without notice to you, at a public or private sale, and without any duty to account to you with respect to such action or inaction or for any proceeds with respect thereto. You agree that (a) if notice of sale is required by law, five days advance notice Will constitute reasonable notice, (b) we may apply the proceeds of any sale or other disposition of the Equipment (after deducting all costs and expenses related to the repossession, sale or other disposition) to the amounts you owe us, (c) you will remain responsible for any balance which may remain after we apply such net proceeds, and (d) we will retain all rights and remedies even if we do not choose to enforce them at the time of your default. If this Lease provides for a Dollar Purchase Option and we receive more than the Net Book Value plus our costs and expenses, we will remit any excess to you.

12. END OF LEASE OPTIONS. If this Lease provides for a Dollar Purchase Option and you are not in default, we will release any security interest we have in the Equipment at the end of the Lease Term. If this Lease provides for a Stated Purchase Option and you are not in default, you will have the option at the end of the Lease Term to(s) return the Equipment in accordance with Section 13, (b) extend the Lease Term for a new term upon the terms and conditions set forth in this Lease, or (c) on 60 days advance written notice to us, purchase all but not less than all of the Equipment for the Purchase Option amount (and all applicable taxes). If the Purchase Option is stated as a percentage, the Purchase Option amount will be the product of such percentage multiplied by the final Equipment Cost. If the Purchase Option is stated as FMV, FMV will mean the fair market in place value of the Equipment at the end of the Lease Term, assuming good condition (except for ordinary wear and tear), as estimated by us. Upon payment of the applicable amount, we will transfer the Equipment to you “AS IS, WHERE IS” WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER. IF YOU FAIL TO EXERCISE THE PURCHASE OPTION, ALL OF YOUR OBLIGATIONS UNDER THIS LEASE WILL CONTINUE UNTIL THE EQUIPMENT IS RETURNED IN ACCORDANCE WITH SECTION 13.

13. RETURN OF EQUIPMENT. If (a) an Event of Default occurs, (b) you do not purchase the Equipment at the end of the Lease Term, or (c) you do not extend the Lease Term, at your cost and risk you will promptly (i) place the Equipment in good order and condition (except for ordinary wear and tear from normal use), (ii) cause the Equipment to be disassembled, deinstalled, inspected, tested and crated in accordance with the manufacturer’s recommendations and any and all local, state and federal regulatory requirements then in effect, (iii) immediately return the Equipment, freight and insurance prepaid, at your risk to any location and aboard any carrier we may designate in the continental United States, and (iv) pay a return fee of $100, not to exceed the maximum permitted by law, as reasonable compensation for our costs in processing returned Equipment. Any such Equipment will be accompanied by all accessories originally included with the Equipment, qualifies (if applicable) for continued maintenance under a manufacturer’s service and maintenance contract, and includes the latest software release provided by the manufacturer or Supplier to you. You will continue to remit Rental Payments until the first day of the month which follows the date the Equipment is received by us in the condition required by this Lease.

14. ASSIGNMENT. YOU WILL NOT SELL, ASSIGN OR SUB-LEASE THE EQUIPMENT OR YOUR INTEREST IN THIS LEASE, OR FILE OR PERMIT A LIEN TO BE FILED AGAINST TILE EQUIPMENT. We may, without notifying you, (a) release any information we possess you and this Lease to any prospective investor, participant or purchaser of this Lease, and (b) sell, assign, or transfer this Lease and our interests in the Equipment. You agree that the new owner or any of our assignees and transferees will have the same rights and benefits that we now have under this Lease but none of our obligations. The rights of the new owner or any of our assignees and transferees will not be subject to any claim, defense, or set-off that you may have against us.

15. PAST DUE PAYMENTS. We may charge you slate charge equal to 10% of any late payment, but not more than the highest legal rate. Any Rental Payments not made when due and other payment obligations incurred as a result of an Event of Default will accrue interest at the lower of 18% per annum or the highest legal rate from their due date until paid.

16. COMPLIANCE WITH LAWS. You understand that the Equipment may be purchased for cash for an amount equal to the cost thereof or it may be leased. By signing this Lease, you acknowledge that you have chosen to lease the Equipment from us for the Lease Term and agreed to remit Rental Payments and other sums to us. If this Lease provides for a Dollar Purchase Option, or a Stated Purchase Option that constitutes a nominal percentage of the Equipment Cost, each Rental Payment includes a principal amount based on the Equipment Cost and a lease charge rate. The lease charge portion of the Rental Payment can be determined by applying to the Equipment Cost the rate that will amortize the Equipment Cost down to the Purchase Option amount by remittance of the Rental Payments. The lease charge rate may be higher than the actual annual interest rate because of the amortization of certain costs and expenses incurred by us. WE BOTH INTEND TO COMPLY WITH ALL APPLICABLE LAWS. IF IT IS DETERMINED THAT YOUR PAYMENTS UNDER THIS LEASE RESULT IN AN INTEREST PAYMENT HIGHER THAN ALLOWED BY APPLICABLE LAW, THEN ANY EXCESS INTEREST COLLECTED WILL BE APPLIED TO AMOUNTS THAT ARE LAWFULLY DUE AND OWING UNDER THIS LEASE OR WILL BE REFUNDED TO YOU. IN NO EVENT WILL YOU BE REQUIRED TO PAY ANY AMOUNTS IN EXCESS OF THE LEGAL AMOUNT.

17. YOUR REPRESENTATIONS. You represent and warrant that (a) you have the lawful power and authority to enter into this Lease, (b) the individuals signing this Lease have been duly authorized to do so on your behalf, (e) by entering into this Lease you will not violate any law or other agreement to which you are a party, (d) you are not aware of anything that will have a material adverse effect on your ability to satisfy your obligations under this Lease, (e) all financial information you have provided and will provide to us is true, correct and complete and provides an accurate representation of your financial condition, and (I) the location of your chief executive office state of incorporation or organization, exact legal name, place of residence and organizational identification number, as applicable, have been correctly identified to us.

18. MISCELLANEOUS. You agree that during the Lease Term (a) you will promptly notify us in writing if there is a change in the name, Ownership, state of incorporation or formation or organizational number (if any) of your business, or if there is a change in your ownership, (b) you will provide such financial information we may reasonably request, (c) you will take any action we reasonably request to protect our rights in the Equipment and this Lease, and (d) we may insert missing information or correct obvious errors or your legal name in this Lease without further notice to you. This Lease constitutes the entire agreement between you and us and supersedes any conflicting equipment purchase order or other written or oral agreement. Except as noted in clause (d) above, no modification of this Lease will be binding unless in writing and signed by you and us. You authorize us (Or our agent) to (i) obtain personal credit bureau reports, (ii) make all other credit inquiries we deem necessary, and (iii) furnish payment history information to credit reporting agencies. You agree to pay us a fee shown on the cover page of this Lease to cover our documentation and investigation costs. Any claim you have against us must be made within one year after the event that caused it. TIME IS OF THE ESSENCE IN THIS LEASE. If a court finds any provision of this Lease to be unenforceable, the remaining terms will remain in effect. If you fail to comply with any provision of this Lease, we have the right but not the obligation to have such provision brought into compliance and all expenses we incurred in bring about such compliance will be considered a Retrial Payment which is due within five (5) days after the date we send to you a written request for payment. All our and your written notices must be sent by certified or first class mail or recognized overnight delivery service, postage prepaid, to you at your address set forth on the cover page of this Lease or our address at 1010 Thomas Edison Boulevard S.W., Cedar Rapids, Iowa 52404, Telephone No.: (800) 535-1480, or by facsimile transmission to you at your facsimile telephone number set forth on the cover page of this Lease or to us at our facsimile telephone number (319) 841.6324, with oral confirmation of receipt. At any time after this Lease is signed, you or we may change an address or facsimile telephone number by giving notice to the other of the change. You hereby acknowledge and confirm that you have not received any tax, financial, accounting or legal advice from us, the manufacturer or Supplier of the Equipment.

19. CHOICE OF LAW. THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA. BOTH PARTIES CONSENT TO THE JURISDICTION AND VENUE OF FEDERAL AND STATE COURTS IN FLORIDA FOR ALL DISPUTES ARISING UNDER THIS LEASE AND WAIVE ANY RIGHTS TO A JURY TRIAL IN ANY ACTION ARISING UNDER THIS LEASE.

20. COUNTERPARTS. This Lease may be executed in separate counterparts, all of which shall together constitute one and the same instrument. IF THIS LEASE CONSTITUTES CHATFEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART IDENTIFIED BY US AS THE SOLE ORIGINAL CHATFEL PAPER COPY.

(Lessee: Please initial here                      to confirm that you have received and read both pages of the Terms and Conditions)